UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 30, 2006


                       ICON CASH FLOW PARTNERS L.P. SEVEN
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                       000-27926              13-3835387
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       (State of                   (Commission            (IRS Employer
     Incorporation)                File Number)         Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

     In July 2006, ICON Cash Flow Partners L.P. Seven (the "Partnership") repaid a portion of the principal balance on a recourse note payable due to AAR Corp. ("AAR") and AAR agreed to reduce the remaining principal if the loan was paid in full on or before November 27, 2006. In addition, AAR agreed to a further reduction of the remaining principal amount if the loan was repaid in full by August 30, 2006. On August 30, 2006, the Partnership repaid the remaining principal balance on the note, less the agreed upon reductions in the principal amount. The Partnership used the proceeds from its sale of a 1976 McDonnell Douglas DC-10-30F aircraft that had been on lease to World Airways, Inc. to repay the remaining amount outstanding under the note.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ICON CASH FLOW PARTNERS L.P. SEVEN
                                    By:  ICON CAPITAL CORP., its General Partner


Dated:  September 15, 2006           By:/s/ Thomas W. Martin
                                        -------------------------
                                            Thomas W. Martin
                                            Chief Operating Officer